UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 1, 2026
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K

ITEM 8.01     Other Events.

On January 1, 2026, Mid Penn Bancorp, Inc. (“Mid Penn”), the holding company for Mid Penn Bank, completed its acquisition of Cumberland Advisors, Inc. (“Cumberland Advisors”), a registered investment advisory firm headquartered in Sarasota, Florida, with approximately $3.2 billion in assets under management, through the merger of Cumberland Advisors with and into a newly formed acquisition subsidiary of Mid Penn (the “Merger”). The Merger was completed in accordance with the terms and conditions of the Agreement and Plan of Reorganization, dated September 25, 2025 (the “Acquisition Agreement”). A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the terms of the Acquisition Agreement, each share of Cumberland Advisors common stock issued and outstanding as of January 1, 2026 was converted into the right to receive, at the election of the holder, either (A) 17.79 shares of common stock, par value $1.00 per share, of Mid Penn ("Mid Penn Common Stock") or (B) $539.22 for each share of Cumberland Advisors common stock they own, subject to adjustment and proration procedures described in the Acquisition Agreement requiring that seventy percent (70%) of the outstanding shares of Cumberland Advisors common stock be converted into the right to receive Mid Penn Common Stock. Cash will be paid to Cumberland Advisors shareholders in lieu of any fractional shares. As a result of the Merger, Mid Penn will pay holders of Cumberland Advisors common stock approximately $1,650,000 in cash and issue approximately 127,020 shares of Mid Penn Common Stock. The Acquisition Agreement provides for the potential cash payment by Mid Penn of up to an additional $1,000,000 to former Cumberland Advisors shareholders pursuant to an earn-out provision, as well as the issuance of stock appreciation rights (“SARs”) having a maximum (capped) aggregate value of $1,200,000, to be exercisable between the first and third anniversary of the closing date of the transaction. The SARs will be settled in cash. The shares of Mid Penn Common Stock and SARs are to be issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder, as a transaction by an issuer not involving a public offering. The shareholders of Cumberland Advisors will acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in the Merger.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain statements which are not historical in nature or do not relate to current facts and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Mid Penn management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, and the economy and Mid Penn. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include expectations relating to the anticipated opportunities and financial and other benefits of the Merger, and the projections of, or guidance on, Mid Penn’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Mid Penn’s business or financial results. Mid Penn cautions readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the possibility that the anticipated benefits of the acquisition are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Cumberland or as a result of the strength of the economy and competitive factors in the areas where Mid Penn and Cumberland do business; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and other factors that may affect future results of Mid Penn.

For a more detailed description of these and other factors which would affect the Mid Penn’s results, please see Mid Penn’s filings with the SEC, including those risk factors identified in the “Risk Factors” section and elsewhere in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC. The statements in this current report on Form 8-K are made as of the date of this report, even if subsequently made available by Mid Penn on its website or otherwise.

All forward-looking statements, expressed or implied, included in this current report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Mid Penn’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Mid Penn anticipate. Mid Penn cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Mid Penn does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events, except as required by law.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits.

99.1	Press Release, dated January 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: January 5, 2026	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer